SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549







                                FORM 8-K/A

                           "Amendment No. 1"

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  June 1, 1995


                  CIRCUS CIRCUS ENTERPRISES, INC.
   (Exact name of Registrant as specified in its charter)



         Nevada               1-8570                88-0121916
 (State or other      (Commission file       (IRS Employer
 jurisdiction of           number)           Identification No.)
 incorporation)



    2880 Las Vegas Boulevard South, Las Vegas, Nevada  89109
                 (Address of principal executive offices)




Registrant's telephone number, including area code:  702-734-0410









                 INFORMATION TO BE INCLUDED IN THIS REPORT

Item 2.   Acquisition or Disposition of Assets.

     On June 1, 1995, pursuant to an Agreement and Plan of
Merger by and among the Registrant and M.S.E. Investments, Incorporated, Last Chance Investments, Incorporated, Gold Strike Investments, Incorporated, Diamond Gold, Inc., Gold Strike Aviation, Incorporated, Goldstrike Finance Company, Inc., Oasis Development Company, Inc., Michael S. Ensign, William A. Richardson, David R. Belding, Peter A. Simon II and Robert J. Verchota, as amended (the "Merger Agreement"), and an Exchange Agreement by and among the Registrant and New Way, Inc., Glenn W. Schaeffer, Gregg H. Solomon, Antonio C. Alamo, Anthony Korfman and William Ensign, as amended (the "Exchange Agreement" and, together with the Merger Agreement, the "Gold Strike Agreements"), the Registrant acquired a group of affiliated entities (collectively, the "Gold Strike Entities") which own the Gold Strike Hotel & Gambling Hall and the Nevada Landing Hotel & Casino in Jean, Nevada, the Railroad Pass Hotel & Casino in Henderson, Nevada, a 50% interest in a joint venture partnership with an affiliate of Hyatt Development Corporation which partnership owns the Grand Victoria, a riverboat casino and land-based entertainment complex in Elgin, Illinois (situated approximately 40 miles northwest of downtown Chicago), a 50% interest in a joint venture partnership with an affiliate of Mirage Resorts, Incorporated which partnership is developing a gaming resort with approximately 3,000 rooms near the south end of the Las Vegas Strip, and certain other assets (collectively the "Gold Strike Properties"). It is anticipated that the Registrant will continue to operate the Gold Strike Properties in a manner similar to that in which they were operated under their prior ownership.

     Pursuant to the Gold Strike Agreements, the Gold Strike Entities were acquired by the Registrant (the "Acquisition") in exchange for the issuance by the Registrant of 16,291,551 shares of its Common Stock and the issuance by a subsidiary of the Registrant of shares of the subsidiary's preferred stock which is convertible into an additional 793,156 shares of the Registrant's Common Stock, as well as the Registrant's payment of approximately $12.1 million in cash and its assumption of approximately $165 million of debt. The cash portion of the purchase price was funded from the Registrant's revolving credit facility, and the amount of the total consideration payable by the Registrant in connection with the Acquisition was determined through negotiation among the parties. In connection with the Acquisition, certain of the Gold Strike principals entered into a five-year standstill agreement with the Registrant, and the Registrant entered into a registration rights agreement covering the Common Stock of the Registrant issued or issuable in the Acquisition.


     In accordance with the Gold Strike Agreements, Messrs. Richardson and Ensign were designated by the Gold Strike principals for election to the Registrant's Board of Directors. The Board of Directors, in accordance with the Registrant's Bylaws, increased the number of directors in Classes II and III from two (2) to three (3) and filled the vacancies so created by the election of Mr. Richardson as a Class II director and Mr. Ensign as a Class III director, in each case for the balance of the current term of such class. Pursuant to the Merger Agreement, the Registrant is also obligated, at the end of the current term of each such designee, to use its best efforts to cause such designee (or another individual designated by the Gold Strike principals) to be nominated for election to a full term when that class next stands for election in 1996 or 1997. For additional information concerning Messrs. Richardson and Ensign, see Item 11 of the Registrant's Annual Report on Form 10-K for the year ended January 31, 1995 and the Registrant's proxy statement relating to the 1995 annual meeting of its stockholders.

     Pursuant to the terms of the Gold Strike Agreements, upon the closing of the Acquisition, the Registrant entered into employment agreements with certain of its executive officers, including Clyde T. Turner, Kurt D. Sullivan, and Mike Sloan, and the following Gold Strike executives, who became executive officers of the Registrant upon the closing of the Acquisition:
Messrs. Ensign and Richardson and Glenn W. Schaeffer.   Messrs.
Ensign and Schaeffer formerly were directors and officers of the Registrant. For additional information concerning the terms of such employment agreements and options granted to certain of such individuals, reference is made to the Registrant's proxy statement relating to the 1995 annual meeting of its stockholders.

     For additional information concerning the Gold Strike Properties, reference is made to the disclosure appearing under the heading "Current Expansion Activities -- Pending Acquisition of Gold Strike Entities" in Item 1 of the Registrant's Annual Report on Form 10-K for the year ended January 31, 1995.

Item 7.   Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired. The audited combined financial statements of Gold Strike Resorts for the years ended December 31, 1994 and 1993 and the audited financial statements of Elgin Riverboat Resort - Riverboat Casino for the years ended December 31, 1994 and 1993, included as Exhibits 99(a) and 99(b), respectively, to the Report, are incorporated herein by this reference. Elgin Riverboat Resort is a significant subsidiary of Gold Strike Resorts.

     (b)  Pro Forma Financial Information.

          Set forth below are the following:

          1. Combined pro forma balance sheets of the Registrant as of April 30, 1995 and Gold Strike
               Resorts as of May 31, 1995;

          2. Combined pro forma income statements of the Registrant for the twelve months ended January 31, 1995 and Gold Strike Resorts for the twelve months ended December 31, 1994;

          3. Combined pro forma income statements of the Registrant for the three months ended April 30, 1995 and Gold Strike Resorts for the three months ended May 31, 1995.


Combined Pro Forma Balance Sheets as of April 30, 1995 and May 31, 1995 (amounts in thousands)

                             Circus Circus   Gold Strike    Historical   Pro Forma      Adjusted
                                4/30/95          5/31/95       Total     Adjustments     Total
Current Assets:
  Cash and cash equivalents     $76,981           $18,206    $95,187    ($20,949)(1)(5)  $74,238
  Receivables                    14,988               174     15,162                     15,162
  Inventories                    21,461               641     22,102                     22,102
  Prepaid Expenses               17,764               581     18,345                     18,345

   Total current assets         131,194            19,602    150,796    (20,949)         129,847

Property, Equipment and Leasehold
  Interests, net              1,299,275            73,782  1,373,057     42,530(2)     1,415,587

Excess if Purchase Price Over
  Fair Market value of net
  assets acquired, net            9,745             1,469     11,214    371,061(3)       382,275

Other Assets                    222,289            93,452    315,741                    315,741

  Total Assets               $1,662,503          $188,305 $1,850,808   $392,642       $2,243,450

Current Liabilities:
  Current portion of
    long-term debt                  $61           $23,929    $23,990                    $23,990
  Accounts payable               17,503             3,405     20,908                     20,908
  Accrued liabilities            99,214             5,109    104,323                    104,323

   Total current liabilities    116,778            32,443    149,221                    149,221

Long-Term Debt                  709,312           141,162    850,474                     850,474

Other Long-Term Liabilities     110,660                 0    110,660                    110,660

   Total Liabilities            936,750           173,605  1,110,355                  1,110,355

Preferred Stock                       0                 0          0     18,530(1)        18,530

Stockholders' Equity
  Common stock                    1,607             2,004      3,611     (1,732)(1)(4)     1,879
  Preferred stock                     0                 0          0                        0
  Additional paid-in capital    125,061             1,231    126,292    387,309 (1)(4)    513,601
  Retained earnings             794,133            11,465    805,598    (11,465)(4)      794,133
  Treasury stock               (195,048)                0   (195,048)                  (195,048)
    Total Stockholders' Equity  725,753            14,700    740,453    374,112        1,114,565

    Total Liabilities and
     Stockholders' Equity    $1,662,503          $188,305 $1,850,808   $392,642       $2,243,450

Notes To Unaudited Pro Forma
Combined Balance Sheets

1. To reflect the issuance of 16,291,551 shares of the Registrant's common stock, the issuance of 203,286 shares of mandatory redeemable preferred stock of a subsidiary which are convertible into 793,156 shares of the Registrant's common stock and the payment of $12,118,964 of cash to the former owners of Gold Strike Resorts.

2. To restate the property and equipment to the fair market value and to reverse prior accumulated depreciation.

3.   To reflect goodwill created as a result of the merger.

4.   To eliminate the equity in Gold Strike Resorts.

5. Includes cash paid to the former owners and the expenses of the merger.

Combined Pro Forma Income Statements for the Twelve Months Ended January
 31, 1995
and the Twelve Months Ended December 31, 1994
(amounts in thousands, except share and per share data)

                         Circus Circus   Gold Strike    Historical   Pro Forma     Adjusted
                           1/31/95         12/31/94        Total     Adjustments     Total
Revenues:
  Casino                     $612,115           $80,668   $692,783                 $692,783
  Rooms                       232,346             9,622    241,968                  241,968
  Food and Beverage           189,664            16,492    206,156                  206,156
  Other                       171,754            17,823    189,577                  189,577
                            1,205,879           124,605  1,330,484                1,330,484
 Less - complimentary
   allowances                 (35,697)           (8,578)   (44,275)                 (44,275)
                            1,170,182           116,027  1,286,209                1,286,209

Costs and Expenses:
  Casino                      246,416            28,652    275,068                  275,068
  Rooms                        94,257             3,521     97,778                   97,778
  Food and Beverage           177,136            14,325    191,461                  191,461
  Other operating expenses    107,297             9,120    116,417                  116,417
  General and administrative  183,175            21,617    204,792                  204,792
  Depreciation & amortization  81,109             7,199     88,308     9,777 (2)     98,085
  Preopening expense            3,012                 0      3,012                    3,012
                              892,402            84,434    976,836     9,777        986,613

Operating Profit Before
  Corporate Expense           277,780            31,593    309,373    (9,777)       299,596

Corporate Expense              21,773                 0     21,773     9,000 (1)     30,773

Income From Operations        256,007            31,593    287,600   (18,777)       268,823

Other Income (Expense)
  Interest, dividend and
    other income (expense)      1,217             2,306      3,523                    3,523
  Interest Expense            (42,734)           (9,142)   (51,876)                 (51,876)
                              (41,517)           (6,836)   (48,353)                 (48,353)

Income Before Provision For
  Income Tax                  214,490            24,757    239,247   (18,777)       220,470

Provision for Income Tax       78,204             8,665 (4) 86,869    (3,325) (2)    83,544

Net Income                   $136,286           $16,092   $152,378  $(15,452)      $136,926

Earnings per share              $1.59                                                 $1.33

Weighted shares
  outstanding              85,807,971                                17,084,707 (3) 102,892,678


Notes To Unaudited Pro Forma
Combined Income Statements for the Twelve Months

1. To reflect additional payroll the Registrant will incur primarily as the result of employment contracts executed in connection with the closing of the merger.

2. To reflect amortization of goodwill over 40 years and which is not deductible for tax purposes, therefore, there is no corresponding tax benefit. Adjustment also includes an additional $500,000 of annual depreciation relating to the write-up to fair market value of the fixed assets acquired.


3. The earnings per share calculation includes both the 16,291,551 common shares issued and 793,156 common shares issuable upon conversion of the outstanding convertible preferred stock of a subsidiary.

4. The entities acquired were all S Corporations and partnerships and therefore, no provision for income tax was originally recorded. The pro forma provision recorded is at the statutory Federal tax rate of 35%.

Combined Pro Forma Income Statements for the Three Months Ended April 30,
 1995 and the Three
Months Ended May 31, 1995
(amounts in thousands, except share and per share data)

                              Circus Circus   Gold Strike
                               Three Months   Three Months
                                  Ended          Ended       Historical  Pro Forma   Adjusted
                                 4/30/95        5/31/95        Total    Adjustments   Total
Revenues:
  Casino                       $153,351         $21,390      $174,741                $174,741
  Rooms                          68,229           2 562        70,791                  70,791
  Food and Beverage              47,132           4,592        51,724                  51,724
  Other                          37,220          15,361        52,581                  52,581
                                305,932          43,905       349,837                 349,837
  Less - complimentary
     allowances                 (10,899)         (2,364)      (13,263)                (13,263)
                                295,033          41,541       336,574                 336,574

Costs and Expenses:
  Casino                         63,362           7,377        70,739                  70,739
  Rooms                          25,665             938        26,603                  26,603
  Food and Beverage              40,168           3,715        43,883                  43,883
  Other operating expenses       19,684           2,308        21,992                  21,992
  General and administrative     47,956           9,484        57,440                  57,440
  Depreciation & amortization    22,261           1,436        23,697     2,444 (2)    26,141
                                219,096          25,258       244,354     2,444       246,798

Operating Profit Before
  Corporate Expense              75,937          16,283        92,220    (2,444)       89,776

Corporate Expense                 4,891               0         4,891     2,250 (1)     7,141

Income From Operations           71,046          16,283        87,329    (4,694)       82,635

Other Income (Expense)
  Interest, dividend and
    other income (expense)        2,835             187         3,022                   3,022
  Interest expense              (12,514)         (2,921)      (15,435)                (15,435)
                                 (9,679)         (2,734)      (12,413)                (12,413)

Income Before Provision For
  Income Tax                     61,367          13,549        74,916    (4,694)      (70,222)

Provision for Income Tax         21,967           4,742 (4)    26,709      (831)(2)    25,878

Net Income                      $39,400          $8,807       $48,207   $(3,863)      $44,344

Earnings per share                $0.46                                                 $0.43

Weighted shares outstanding  85,859,152                              17,084,707(3)102,943,859


Notes To Unaudited Pro Forma
Combined Statements of Income For the
Three Months

1. To reflect additional payroll the Registrant will incur primarily as the result of employment contracts executed in connection with the closing of the merger.

2. To reflect amortization of goodwill over 40 years and which is not deductible for tax purposes, therefore, there is no corresponding tax benefit. Adjustment also includes an additional $125,000 of depreciation relating to the write-up to fair market value of the fixed assets acquired.

3. The earnings per share calculation includes both the 16,291,551 common shares issued and 793,156 common shares issuable upon conversion of the outstanding convertible preferred stock of a subsidiary.

4. The entities acquired were all S Corporations and partnerships and therefore, no provision for income tax was originally recorded. The pro forma provision recorded is at the statutory Federal tax rate of 35%.

5.   Gold Strike results for the two month period ending February
     28, 1995 are as follows:

          Revenues                 $23,472
          Income from Operations   $ 9,680
          Net Income               $ 5,142

(c)  The following documents are filed as Exhibits to this
     Report:


Exhibit
Number              Description of Exhibit

4(a)* $160 million Amended and Restated Reducing Revolving Credit Agreement, dated as of June 1, 1995, by and among Goldstrike Finance Company, Inc., (a subsidiary of the Registrant), the Banks named therein and First Interstate Bank of Nevada, N.A., as Agent Bank.

4(b) Third Amendment to the Registrant's $250 Million Revolving Loan Agreement, by and among the Registrant, the Banks named therein and Bank of America National Trust and Savings Association, as managing agent for the Banks.

4(c)      Third Amendment to the Registrant's $500 Million
          Reducing Revolving Loan Agreement, by and among the Registrant, the Banks named therein and Bank of America
          National Trust and Savings Association, as managing agent for the Banks.

10(a) Agreement and Plan of Merger, dated as of March 19, 1995, by and among the Registrant and M.S.E. Investments, Incorporated, Last Chance Investments, Incorporated, Goldstrike Investments, Incorporated, Diamond Gold, Inc., Gold Strike Aviation, Incorporated, Goldstrike Finance Company, Inc., Oasis Development Company, Inc., Michael S. Ensign, William A. Richardson, David R. Belding, Peter A. Simon II and Robert J. Verchota. (Incorporated by reference to
          Exhibit 10(ee) to the Registrant's Annual Report on Form 10-K for the year ended January 31, 1995).

10(b) First Amendment to Agreement and Plan of Merger, dated May 30, 1995, by and among the Registrant and M.S.E. Investments, Incorporated, Last Chance Investments, Incorporated, Goldstrike Investments, Incorporated, Diamond Gold, Inc., Gold Strike Aviation, Incorporated, Goldstrike Finance Company, Inc., Oasis Development Company, Inc., Michael S. Ensign, William A. Richardson, David R. Belding, Peter A. Simon II and Robert J. Verchota. (Incorporated by reference to
          Exhibit 99.2 of the Schedule 13D of Michael S. Ensign relating to the Registrant's common stock filed on June 12, 1995).


10(c) Exchange Agreement, dated as of March 19, 1995, by and among the Registrant and New Way, Inc., a wholly owned subsidiary of the Registrant, Glenn W. Schaeffer, Gregg
          H. Solomon, Antonio C. Alamo, Anthony Korfman and William Ensign. (Incorporated by reference to Exhibit 10(ff) to the Registrant's Annual Report on Form 10-K for the year ended January 31, 1995).

10(d)* First Amendment to Exchange Agreement, dated May 30, 1995, by and among the Registrant and New Way, Inc., a wholly owned subsidiary of the Registrant, Glenn W. Schaeffer, Gregg H. Solomon, Antonio C. Alamo, Anthony Korfman and William Ensign.

10(e) Registration Rights Agreement, dated as of June 1, 1995, by and among the Registrant and Michael S. Ensign, William S. Richardson, David R. Belding, Peter
          A. Simon II, Glenn W. Schaeffer, Gregg H. Solomon, Antonio C. Alamo, Anthony Korfman, William Ensign and Robert J. Verchota. (Incorporated by reference to
          Exhibit 99.5 of the Schedule 13D of Michael S. Ensign, relating to the Registrant's Common Stock, filed on June 12, 1995).

10(f) Standstill Agreement, dated as of June 1, 1995, by and among the Registrant and Michael S. Ensign, William R. Richardson, David R. Belding, Peter A. Simon II and Glenn W. Schaeffer. (Incorporated by reference to
          Exhibit 99.4 of the Schedule 13D of Michael S. Ensign, relating to the Registrant's Common Stock, filed on June 12, 1995).

10(g) 1995 Special Stock Option Plan and Forms of Non-Qualified Stock Option Certificate and Agreement. (Incorporated by reference to Exhibit 10(gg) to the Registrant's Annual Report on Form 10-K for the year ended January 31, 1995).

10(h) Executive Officer Bonus Plan. (Incorporated by reference to Exhibit 10(hh) to the Registrant's Annual
          Report on Form 10-K for the year ended January 31,
          1995).

10(i)* Employment Agreement dated June 1, 1995, by and between the Registrant and Clyde Turner.

10(j) Employment Agreement dated June 1, 1995, by and between the Registrant and Michael Ensign. (Incorporated by reference to Exhibit 99.3 of the Schedule 13D of Michael S. Ensign, relating to the Registrant's Common
          Stock, filed on June 12, 1995).

10(k)* Employment Agreement dated June 1, 1995, by and between the Registrant and Glenn W. Schaeffer.

10(l) Employment Agreement dated June 1, 1995, by and between the Registrant and William R. Richardson.
          (Incorporated by reference to Exhibit 99.3 of the Schedule 13D of William R. Richardson, relating to the Registrant's Common Stock, filed on June 12, 1995).

10(m)* Employment Agreement dated June 1, 1995, by and between the Registrant and Mike H. Sloan.

10(n)* Employment Agreement dated June 1, 1995, by and between the Registrant and Kurt D. Sullivan.

23(a)     Consent of Arthur Andersen LLP

23(b)     Consent of Coopers & Lybrand LLP

99(a)     Audited combined financial statements of Gold Strike
          Resorts for the years ended December 31, 1994 and 1993.


99(b)     Audited financial statements of Elgin Riverboat Resort
          - Riverboat Casino for the years ended December 31,
          1994 and 1993.
__________________

*  This exhibit was filed with the original Form 8-K.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CIRCUS CIRCUS ENTERPRISES, INC.



                              By: CLYDE T. TURNER
                                  Clyde T. Turner
                                  Chairman of the Board
                                  Chief Executive Officer


Dated:  August 11, 1995


                               Exhibit Index

Exhibit
Number              Description of Exhibit

4(a)* 160 million Amended and Restated Reducing Revolving Credit Agreement, dated as of June 1, 1995, by and among Goldstrike Finance Company, Inc., (a subsidiary of the Registrant), the Banks named therein and First Interstate Bank of Nevada, N.A., as Agent Bank.

4(b) Third Amendment to the Registrant's $250 Million Revolving Loan Agreement, by and among the Registrant, the Banks named therein and Bank of America National Trust and Savings Association, as managing agent for the Banks.

4(c)      Third Amendment to the Registrant's $500 Million
          Reducing Revolving Loan Agreement, by and among the Registrant, the Banks named therein and Bank of America
          National Trust and Savings Association, as managing agent for the Banks.

10(d)* First Amendment to Exchange Agreement, dated May 30, 1995, by and among the Registrant and New Way, Inc., a wholly owned subsidiary of the Registrant, Glenn W. Schaeffer, Gregg H. Solomon, Antonio C. Alamo, Anthony Korfman and William Ensign.

10(i)* Employment Agreement dated June 1, 1995, by and between the Registrant and Clyde Turner.

10(k)* Employment Agreement dated June 1, 1995, by and between the Registrant and Glenn W. Schaeffer.

10(m)* Employment Agreement dated June 1, 1995, by and between the Registrant and Mike H. Sloan.

10(n)* Employment Agreement dated June 1, 1995, by and between the Registrant and Kurt D. Sullivan.

23(a)     Consent of Arthur Andersen LLP

23(b)     Consent of Coopers & Lybrand LLP

99(a)     Audited combined financial statements of Gold Strike
          Resorts for the years ended December 31, 1994 and 1993.

99(b)     Audited financial statements of Elgin Riverboat Resort
          - Riverboat Casino for the years ended December 31,
          1994 and 1993.

*  This exhibit was filed with the original Form 8-K.


                                                  Exhibit 23(a)


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 27, 1995 (except with respect to the matters discussed in Note 10, as to which the date is March 19, 1995) incorporated by reference in Circus Circus Enterprises, Inc.'s Current Report on Form 8-K dated June 1, 1995, into the Registrant's previously filed Form S-8 Registration Statements File Nos. 2-91950, 2-93578, 33-18278, 33-29014, 33-39215, 33-56420 and 33-53303.



                                ARTHUR ANDERSEN LLP


Las Vegas, Nevada
August 11, 1995




                                                    Exhibit 23(b)



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in Circus Circus Enterprises, Inc.'s Current Report on Form 8-K dated June 1, 1995, into the Registrant's previously filed Form S-8 Registration Statements File Nos. 2-91950, 2-93578, 33-18278, 33-29014, 33-39215, 33-56420 and 33-53303 our report dated January
20, 1995.



                                COOPERS & LYBRAND LLP


Chicago, Illinois
August 7, 1995